UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 27, 2015

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

Sophiris Bio Inc. (the "Company") intends to file a post-effective amendment No. 1 to our Form S-1 with the Securities and Exchange Commission (the "Registration Statement") in order to incorporate our financial statements for the year-ended December 31, 2014.

The Company is herein providing updated audited consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements operations and comprehensive loss, of shareholders’ equity (deficit) and of cash flows for each of the three years in the period ended December 31, 2014 (collectively, the "Updated Financial Statements") for purposes of incorporation by reference into the Registration Statement. The Updated Financial Statements include an update to Note 1 thereto and an updated "Report of Independent Registered Public Accounting Firm" relating thereto. No other changes or modifications have been made to the audited consolidated financial statements previously filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Sophiris Bio Inc. Financial Statements with updated Report of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

Dated: April 27, 2015
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer